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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    AUGUST 31, 1998
                                                   ----------------------------



                             WESTOWER CORPORATION
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            (Exact name of registrant as specified in its charter)

     WASHINGTON                333-32963                      91-1825860
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 (State or Other               (Commission                    (IRS Employer
  Jurisdiction of              File Number)                 Identification No.)
  Incorporation)


              7001 N.E. 40TH AVENUE, VANCOUVER, WASHINGTON        98661
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          (Address of Principal Executive Offices)             (Zip Code)



     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (360) 750-9355
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          ------------------------------------

     On August 31, 1998, Westower Corporation (the "Company") completed the acquisition of Cord Communications Incorporated, a California corporation ("Cord"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement") with Cord, Cord's stockholders Mark Buechley, Seth Buechley and Mark Reed (the "Stockholders"), and Cord Acquisition Co., a Washington corporation and a wholly-owned subsidiary of the Company ("Sub"). Pursuant to the terms of the Merger Agreement, Cord was merged with and into Sub, which survived as a corporation under the name "Cord Communications, Inc." Cord, headquartered in Portland, Oregon, provides construction and related services to telephone companies. The acquisition extends the Company's reach into California and Nevada. The Company intends to use the assets of Cord as they were used prior to the merger.

     Under the terms of the Merger Agreement, the total consideration paid at closing by the Company to the Stockholders was $5,000,000 in cash and 217,387 shares of Westower common stock, par value $.01 per share ("Westower Stock"). The Stockholders may also receive an earnout of up to 347,826 shares of Westower Stock, based upon Sub's performance for the twelve months following closing.
The merger price was determined by arms-length negotiations between the parties. The cash portion of the merger price was paid out of the Company's cash on hand.

     The foregoing description is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1.


ITEM 7.   FINANCIAL STATEMENTS.
          --------------------

(a)  Financial Statements of Business Acquired.

     To be filed by amendment on Form 8-K/A within 60 days after the date this Current Report is required to be filed.

(b)  Pro Forma Financial Information.

     To be filed by amendment on Form 8-K/A within 60 days after the date this Current Report is required to be filed.

(c)  Exhibits.

     2.1 Agreement and Plan of Merger, dated as of August 31, 1998, among Cord Communications Incorporated, Cord Acquisition Co., Mark Buechley, Seth Buechley, Mark Reed and Westower Corporation.*

     2.2 Registration Rights Agreement, dated as of August 31, 1998, among Westower Corporation and Mark Buechley, Seth Buechley and Mark Reed.

     2.3 Employment Agreement, dated as of August 31, 1998, between Cord Acquisition Co. and Mark Buechley.

     2.4 Employment Agreement, dated as of August 31, 1998, between Cord Acquisition Co. and Seth Buechley.

__________
* The schedules to this document are not being filed herewith but will be furnished to the Securities and Exchange Commission upon request.

                                       1
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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WESTOWER CORPORATION



Date:  September 14, 1998               By: /s/ Peter Lucas
                                           ------------------------------------
                                           Peter Lucas, Senior Vice President,
                                           Chief Financial Officer, Treasurer
                                           and Secretary

                                       2
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                                 Exhibit Index
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Exhibit
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2.1  Agreement and Plan of Merger, dated as of August 31, 1998, among Cord
     Communications Incorporated, Cord Acquisition Co., Mark Buechley, Seth Buechley, Mark Reed and Westower Corporation.

2.2 Registration Rights Agreement, dated as of August 31, 1998, among Westower Corporation and Mark Buechley, Seth Buechley and Mark Reed.

2.3 Employment Agreement, dated as of August 31, 1998, between Cord Acquisition Co. and Mark Buechley.

2.4 Employment Agreement, dated as of August 31, 1998, between Cord Acquisition Co. and Seth Buechley.